Section 1: 8-K (FORM 8-K)
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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 19, 2014
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Saul Centers, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	1-12254	52-1833074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7501 Wisconsin Avenue, Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)
(301) 986-6200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Saul Holdings Limited Partnership (the “Partnership”), the operating partnership for Saul Centers, Inc., entered into that certain Amended and Restated Credit Agreement dated June 24, 2014, by and among the Partnership, as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, Wells Fargo Securities, LLC, as Sole Lead Arranger and Sole Bookrunner and Wells Fargo Bank, National Association, JP Morgan Chase Bank, N.A., Capital One, N.A., and Citizens Bank of Pennsylvania, as Lenders (the “Agreement”).
The Agreement replaces that certain Credit Agreement dated May 21, 2012, by and among the Partnership, as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, JP Morgan Chase Bank, N.A., as Syndication Agent, Wells Fargo Securities, LLC, as Sole Lead Arranger and Sole Bookrunner and Wells Fargo Bank, National Association, JP Morgan Chase Bank, N.A., Capital One, N.A. and Citizens Bank of Pennsylvania as Lenders (as amended, the “Original Agreement”). The Original Agreement consisted of a $175,000,000 unsecured revolving credit facility (the “Original Facility”) with a maturity date of May 20, 2016. As of the date the Original Facility was replaced, the applicable interest rate was 1.75% (LIBOR of 0.15% plus a spread of 1.60%).
The Agreement consists of a $275,000,000 revolving credit facility (the “New Facility”) maturing on June 23, 2018, which term may be extended by the Company for one additional year, subject to satisfaction of certain conditions.
Saul Centers, Inc. and certain subsidiaries of Saul Holdings Limited Partnership and Saul Centers, Inc. have guaranteed the payment obligations of the Partnership under the New Facility. For purposes of this Current Report on Form 8-K, all references to the “Company” refer, collectively, to Saul Centers, Inc., the Partnership and each of their subsidiaries that are parties to the New Facility.
Currently, no amounts are outstanding under the New Facility, $628,000 is committed for letters of credit and $274,372,000 is available for borrowing. In general, loan availability under the New Facility is primarily determined by operating income from the Company’s existing unencumbered properties. Interest accrues at a rate of LIBOR plus a spread of 1.45% to 2.00% as determined by certain leverage tests. As of June 24, 2014, the applicable spread for borrowings under the New Facility would be 1.45%.
The Agreement, similar to the Original Agreement, contains a number of covenants related to the Company’s ability to make investments, incur liens, engage in certain affiliate transactions, and engage in major transactions such as mergers. In addition, the Agreement requires the Company to satisfy certain financial covenants, including, but not limited to:

•	limiting the amount of debt so that the ratio of Total Indebtedness to Total Asset Value (each as defined in the Agreement) does not exceed 0.60 to 1.00;

•	limiting the amount of debt so that interest coverage is not less than 2.0 to 1 on a trailing four consecutive fiscal quarters basis;

•	limiting the amount of debt so that interest, scheduled principal amortization and preferred dividend coverage is not less than 1.3 to 1 on a trailing four consecutive fiscal quarters basis; and

•	maintaining a Minimum Tangible Net Worth (as defined in the Agreement) of not less than $542,100,000 plus 80% of future net equity issuances.
Each of Wells Fargo Bank, National Association, JPMorgan Chase Bank, N.A., Capital One, N.A. and Citizens Bank of Pennsylvania is a lender under the New Facility. Some of the lenders or their affiliates from time to time have provided in the past, and may provide in the future, commercial lending services to the Company and its affiliates in the ordinary course of business.
The foregoing does not constitute a complete summary of the terms and conditions of the Agreement, which is attached hereto as Exhibit 10.1, or of the Original Agreement, which was attached as Exhibit 10.1 to the Company’s Current Report on Form 8K, dated May 24, 2012. The description contained herein of the terms and conditions of the Agreement and the Original Agreement is qualified in its entirety by reference to the Agreement and Original Agreement, respectively.
Item 1.02. Termination of a Material Definitive Agreement.
The disclosure required by this Item 1.02 is included in Item 1.01 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure required by this Item 2.03 is included in Item 1.01 and incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective as of June 19, 2014, and consistent with the Company’s bylaws, the Nominating and Corporate Governance Committee of the Board recommended that (a) the overall size of the Board be increased to 14 from 13 persons, (b) Andrew M. Saul II be appointed to a previously vacated Board seat and serve out its term ending at the 2016 Annual Meeting of Stockholders and (c) J. Page Lansdale be appointed to the additional Board seat for a term which ends at the 2016 Annual Meeting of Stockholders. The Board voted in favor of all such recommendations. The Board vote was unanimous. Mr. Saul and Mr. Lansdale were not named to any committees of the Board.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
Exhibit
No.                             Description

10.1
Amended and Restated Credit Agreement dated June 24, 2014, by and among Saul Holdings Limited Partnership, as Borrower, the financial institutions party thereto and their assignees under Section 13.6, as Lenders, Wells Fargo Bank, National Association, as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, and Wells Fargo Securities, LLC, as Sole Lead Arranger and Sole Bookrunner.

10.2
Amended and Restated Guaranty dated June 24, 2014, by and between Saul Centers, Inc., Saul Subsidiary I Limited Partnership, Saul Subsidiary II Limited Partnership, 11503 Rockville Pike LLC, 1500 Rockville Pike LLC, Westview Village Center LLC, Kentlands Lot 1, LLC, Rockville Pike Holdings LLC, Smallwood Village Center LLC, Briggs Chaney Plaza, LLC and Avenel VI, Inc., as Guarantors, in favor of Wells Fargo Bank, National Association, as Administrative Agent for the lenders from time to time party to that certain Amended and Restated Credit Agreement dated June 24, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAUL CENTERS, INC.
By:     /s/ Scott V. Schneider
Scott V. Schneider
Senior Vice President and Chief Financial Officer
Dated: June 25, 2014